UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21759

Name of Fund: BlackRock Global Dynamic Equity Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Dynamic Equity Fund, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2010

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

October 31, 2010

Annual Report

BlackRock Global Dynamic Equity Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and 12-month basis. In the United States, both large and small cap equities posted robust gains for the 12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of October 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	0.74%	16.52%

US small cap equities (Russell 2000 Index)	(1.24)	26.58

International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2010

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended October 31, 2010, the Fund’s Institutional Shares outperformed both the Reference Benchmark, which is comprised of the S&P 500 Index (60%) and the FTSE World Index (Excluding US) (40%), and the broad-based all-equity benchmark, the FTSE World Index. The Fund’s Investor A and Class R Shares trailed the Reference Benchmark and outperformed the FTSE World Index, while the Fund’s Investor B and C Shares underperformed both the Reference Benchmark and the FTSE World Index. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Contributing favorably to the Fund’s relative performance was its over-weight in materials and underweight in financials. Stock selection within the financials, utilities, consumer staples and materials sectors had a positive impact on returns. From a geographic perspective, an overweight in Bermuda and underweights in France and Italy proved beneficial, and stock selection in Japan, Australia and Canada boosted returns.

•

The Fund’s net currency exposure negatively impacted performance, notably due to an underweight in the Euro. On a sector basis, an underweight in consumer discretionary and stock selection within energy detracted from performance. Geographically, an overweight in Japan and security selection in the United States hurt returns.

•

The Fund also held positions in convertible bonds, which detracted from performance for the period. Convertible bonds are fixed income securities that may be converted into equity securities under certain conditions.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its equity weightings in the US, Asia and Africa/Middle East, and decreased exposure to Europe and Latin America. On a sector basis, the Fund increased its weightings in materials, energy, information technology (“IT”), consumer discretionary, financials and utilities, and decreased weightings in consumer staples, health care, industrials and telecommunication services (“telecom”).

Describe Fund positioning at period end.

•

Relative to its Reference Benchmark, the Fund was underweight in the US and Europe, and overweight in Asia and Latin America. On a sector basis, the Fund was overweight in materials, energy, telecom and health care, and underweight in consumer discretionary, financials, consumer staples, industrials, IT and utilities. In addition, the Fund was overweight in convertible bonds.

•

With respect to currency exposure, the Fund was underweight in the US dollar, Euro, British pound and Australian dollar, and overweight in the Japanese yen, Russian ruble, Brazilian real and Canadian dollar, along with small overweights across several Asian currencies, including the Indian rupee, Singapore dollar and Malaysian ringgit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings (Equity Investments)	Percent of Long-Term Investments

SPDR Gold Trust	3%
Exxon Mobil Corp.	2
Apple, Inc.	2
Microsoft Corp.	1
International Business Machines Corp.	1
Bristol-Myers Squibb Co.	1
Johnson & Johnson	1
Petroleo Brasileiro SA	1
Chevron Corp.	1
AT&T Inc.	1

Geographic Allocation	Percent of Long-Term Investments

United States	54%
Japan	10
Canada	5
United Kingdom	4
Brazil	3
China	3
Russia	3
Singapore	2
India	2
Switzerland	2
France	2
Other[1]	10

[1]	Other includes a 1% holding in each of the following countries: Taiwan, South Korea, Hong Kong, Australia, Malaysia, Italy, Spain, Turkey, Germany and Ireland.

4	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in United States and foreign equity securities.

[3]	This unmanaged capitalization-weighted index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	This unmanaged capitalization-weighted index is comprised of 1,630 companies in 28 countries, excluding the United States.

[6]	The Reference Benchmark is an unmanaged weighted index comprised of 60% of the S&P 500 Index and 40% of the FTSE World Index (Excluding US).

[7]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2010

		Average Annual Total Returns[8]

		1 Year		Since Inception[9]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.47%	14.92%	N/A	6.34%	N/A
Investor A	3.21	14.57	8.56%	6.05	4.91%
Investor B	2.86	13.66	9.16	5.21	4.88
Investor C	2.87	13.75	12.75	5.26	5.26
Class R	3.04	14.20	N/A	5.70	N/A
FTSE World Index	3.68	13.92	N/A	3.81	N/A
FTSE World Index (Excluding US)	6.12	11.87	N/A	5.66	N/A
S&P 500 Index	0.74	16.52	N/A	1.51	N/A
Reference Benchmark	2.90	14.72	N/A	3.26	N/A

[8]

Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on November 4, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Investor B Shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to March 1, 2007, Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s returns would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after March 1, 2011.

6	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on May 1, 2010 and held through October 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$1,034.70	$5.13	$1,000.00	$1,020.16	$5.09	1.00%
Investor A	$1,000.00	$1,032.10	$6.50	$1,000.00	$1,018.80	$6.46	1.27%
Investor B	$1,000.00	$1,028.60	$10.58	$1,000.00	$1,014.76	$10.51	2.07%
Investor C	$1,000.00	$1,028.70	$10.43	$1,000.00	$1,014.92	$10.36	2.04%
Class R	$1,000.00	$1,030.40	$8.65	$1,000.00	$1,016.68	$8.59	1.69%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	7

Consolidated Schedule of Investments October 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 1.1%
BHP Billiton Ltd.	146,494	$6,053,301
CSL Ltd.	51,842	1,671,853
Newcrest Mining Ltd.	24,391	959,877
Rio Tinto Ltd.	10,401	846,456
Telstra Corp. Ltd.	259,896	681,060

		10,212,547

Austria — 0.0%
Telekom Austria AG	26,075	399,311

Belgium — 0.2%
RHJ International (a)	134,398	1,047,615
RHJ International — ADR (a)(b)	23,000	179,018
RHJ International — ADR (a)(b)	41,200	321,118

		1,547,751

Brazil — 3.3%
All America Latina Logistica SA	68,400	646,869
Banco do Brasil SA	13,443	260,274
Banco Santander Brasil SA	51,300	724,409
Cia Brasileira de Distribuição Grupo Pao de Acucar, Preference Shares	65,996	2,590,856
Cia Brasileira, Preference ‘B’ Shares (a)	1,301	51,074
Cia Energetica de Minas Gerais — ADR	22,041	393,212
Cosan Ltd.	112,200	1,475,430
Cyrela Brazil Realty SA	132,314	1,819,386
Hypermarcas SA (a)	247,018	4,082,342
Itau Unibanco Holding SA, Preference Shares	59,276	1,432,832
MRV Engenharia e Participações SA	145,495	1,416,187
Petroleo Brasileiro SA — ADR	271,260	8,460,599
SLC Agricola SA	106,751	1,318,456
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	30,611	383,830
Vale SA, Preference ‘A’ Shares	75,767	2,127,786
Vivo Participações SA — ADR	89,075	2,551,108

		29,734,650

Canada — 4.6%
Agrium, Inc. (c)	26,800	2,372,068
Alamos Gold, Inc.	85,110	1,317,665
BCE, Inc.	3,400	113,934
Barrick Gold Corp.	98,687	4,745,858
Canadian Natural Resources Ltd.	44,200	1,611,974
Canadian Pacific Railway Ltd.	20,242	1,318,564
Canadian Pacific Railway Ltd.	21,278	1,386,961
Cenovus Energy, Inc.	1,310	36,444
Daylight Energy Ltd.	110,150	1,072,448
Eldorado Gold Corp.	151,685	2,568,487
Goldcorp, Inc.	114,468	5,104,128
IAMGOLD Corp.	142,578	2,606,326
IAMGOLD, International African Mining Gold Corp.	62,249	1,135,850

Common Stocks	Shares	Value

Canada (concluded)
Kinross Gold Corp.	60,675	$1,089,116
Kinross Gold Corp.	220,554	3,968,199
Potash Corp. of Saskatchewan, Inc.	5,440	789,290
Research In Motion Ltd. (a)	2,500	142,375
Rogers Communications, Inc., Class B	20,200	736,290
Rogers Communications, Inc., Class B	9,900	360,706
Silver Wheaton Corp. (a)	71,900	2,067,125
Sino-Forest Corp. (a)	82,490	1,630,550
Suncor Energy, Inc.	24,428	782,731
TELUS Corp.	11,260	499,021
Talisman Energy, Inc.	19,950	361,678
Teck Resources Ltd., Class B	3,140	140,484
Thomson Reuters Corp. (c)	1,900	72,675
Vittera, Inc. (a)	34,500	330,488
Yamana Gold, Inc.	340,044	3,740,851

		42,102,286

Chile — 0.2%
Banco Santander Chile SA — ADR	9,300	861,552
Sociedad Quimica y Minera de Chile SA — ADR	13,900	720,020

		1,581,572

China — 2.7%
Beijing Enterprises Holdings Ltd.	633,675	4,342,103
CSR Corp. Ltd,	458,800	467,078
Chaoda Modern Agriculture Holdings Ltd.	2,452,985	2,004,989
China BlueChemical Ltd.	919,200	728,418
China Communications Services Corp. Ltd.	33,600	19,611
China Huiyan Juice Group Ltd.	173,000	116,156
China Life Insurance Co., Ltd.	212,800	935,530
China Life Insurance Co., Ltd. — ADR	15,920	1,047,058
China Mobile Ltd.	384,800	3,929,699
China Pacific Insurance Group Co., Ltd.	105,600	439,285
China Resources Gas Group Ltd.	236,000	350,533
China Shenhua Energy Co., Ltd., Class H	209,963	937,329
China Telecom Corp., Ltd.	990,000	517,013
China Unicom Ltd.	415,100	583,798
Dongfeng Motor Group Co., Ltd.	93,600	203,589
Guangshen Railway Co., Ltd.	1,936,000	782,839
Guangzhou Automobile Group Co., Ltd.	676,672	1,030,122
Jiangsu Express	263,500	319,279
Mindray Medical International Ltd. — ADR	8,700	252,126
Ping An Insurance Group Co. of China Ltd.	68,276	738,180
Tianjin Development Holdings Ltd. (a)	2,754,647	2,127,357
Tianjin Port Development Holdings Ltd.	4,269,500	948,325
Xiamen International Port Co., Ltd.	1,955,000	366,156
Zhongsheng Group Holdings Ltd. (a)	438,300	1,130,740

		24,317,313

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
ETF	Exchange-Traded Fund
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipts
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MSCI	Morgan Stanley Capital International
MYR	Malaysian Ringgit
MosPrime	Moscow Prime Offered Rate
SGD	Singapore Dollar
SPDR	Standard & Poor’s Depositary Receipts
USD	US Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Egypt — 0.1%
Telecom Egypt	381,219	$1,163,044

Finland — 0.1%
Fortum Oyj	35,197	998,262
Nokia Oyj — ADR	11,400	121,752

		1,120,014

France — 1.5%
AXA SA	38,481	701,779
AXA SA — ADR	1,500	27,345
BNP Paribas SA	24,000	1,755,502
Cie Générale d’Optique Essilor International SA	36,097	2,412,468
France Telecom SA	84,003	2,015,507
Sanofi-Aventis	25,500	1,786,581
Sanofi-Aventis — ADR	3,566	125,202
Technip SA	4,040	340,344
Total SA	34,656	1,886,472
Total SA — ADR	41,200	2,244,576
Vivendi SA	16,300	465,776

		13,761,552

Germany — 0.6%
Allianz AG, Registered Shares	3,788	474,363
Bayer AG	12,391	924,213
Bayer AG — ADR	1,100	82,533
Bayerische Motoren Werke AG	5,730	410,683
Deutsche Telekom AG — ADR	8,600	123,926
Kabel Deutschland Holding AG (a)	22,700	1,022,225
Volkswagen AG, Preference Shares	13,674	2,050,328

		5,088,271

Hong Kong — 1.1%
AIA Group Ltd. (a)	182,800	543,595
Cheung Kong Holdings Ltd.	78,200	1,194,440
Cheung Kong Infrastructure Holdings Ltd.	148,600	621,393
China Dongxiang Group Co.	1,081,554	606,333
China Gas Holdings Ltd.	199,000	113,767
HSBC Holdings Plc, Hong Kong Registered	82,600	860,975
Hutchison Whampoa Ltd.	139,227	1,375,036
The Link Real Estate Investment Trust	803,348	2,479,486
Mongolian Mining Corp. (a)	361,000	390,749
Ports Design Ltd.	2,500	6,060
Shougang Concord International Enterprises Co., Ltd. (a)	1,509,800	254,051
Sinopharm Group Co.	152,200	599,261
Wharf Holdings Ltd.	186,225	1,226,151

		10,271,297

India — 1.5%
Adani Enterprises Ltd.	109,000	1,733,166
Adani Power Ltd. (a)	323,957	941,936
Bharat Heavy Electricals Ltd.	47,500	2,620,423
Container Corp. of India	10,420	308,517
Housing Development Finance Corp.	180,900	2,803,544
Larsen & Toubro Ltd.	20,650	943,920
Reliance Industries Ltd.	81,450	2,011,516
State Bank of India Ltd.	32,110	2,284,778

		13,647,800

Indonesia — 0.2%
Bumi Resources Tbk PT	3,536,007	885,388
Telekomunikasi Indonesia Tbk PT	1,329,400	1,349,583

		2,234,971

Common Stocks	Shares	Value

Ireland — 0.5%
Accenture Plc	2,653	$118,616
Covidien Plc	20,535	818,730
Ingersoll-Rand Plc	2,900	113,999
Seagate Technology (a)	6,300	92,295
XL Group Plc	175,308	3,707,764

		4,851,404

Israel — 0.3%
AFI Development Plc — GDR (a)	172,000	202,960
Teva Pharmaceutical Industries Ltd. — ADR	42,340	2,197,446

		2,400,406

Italy — 0.7%
Assicurazioni Generali SpA	10,700	234,544
Eni SpA	110,000	2,476,921
Intesa Sanpaolo SpA	306,145	1,076,762
Telecom Italia SpA	372,000	570,935
Unicredit SpA	773,800	2,017,348

		6,376,510

Japan — 9.1%
Aisin Seiki Co., Ltd.	22,991	720,383
Astellas Pharma, Inc.	18,427	685,520
The Bank of Kyoto Ltd.	63,359	565,809
Bridgestone Corp.	20,368	364,614
Canon, Inc.	47,131	2,169,594
Coca-Cola Central Japan Co., Ltd.	15,386	193,699
Coca-Cola West Holdings Co., Ltd.	45,666	698,789
Daihatsu Motor Co., Ltd.	45,823	619,000
Daikin Industries Ltd.	4,326	150,507
Dainippon Pharma Co., Ltd.	3,000	27,094
Daiwa House Industry Co., Ltd.	55,320	596,149
Denso Corp.	26,440	822,234
East Japan Railway Co.	43,460	2,683,809
Fanuc Ltd.	6,332	916,682
Fuji Heavy Industries Ltd.	194,746	1,342,090
Fujitsu Ltd.	41,916	285,928
Futaba Industrial Co., Ltd. (a)	55,289	293,822
Hitachi Chemical Co., Ltd.	37,900	703,064
Hokkaido Coca-Cola Bottling Co., Ltd.	13,000	64,620
Honda Motor Co., Ltd.	43,726	1,576,269
Hoya Corp.	73,178	1,709,352
Inpex Corp.	443	2,307,031
JGC Corp.	76,005	1,453,724
Japan Real Estate Investment Corp.	24	231,046
Japan Retail Fund Investment Corp.	51	79,432
KDDI Corp.	509	2,743,932
Kinden Corp.	57,812	496,950
Kirin Holdings Co., Ltd.	103,389	1,416,811
Komatsu Ltd.	31,300	765,017
Kubota Corp.	240,109	2,129,302
Kuraray Co., Ltd.	52,940	758,220
Kyowa Hakko Kirin Co., Ltd.	67,011	657,097
MS&AD Insurance Group Holdings, Inc.	118,785	2,845,720
Mikuni Coca-Cola Bottling Co., Ltd.	27,700	237,166
Mitsubishi Corp.	163,213	3,920,324
Mitsubishi Tanabe Pharma Corp.	37,830	618,901
Mitsubishi UFJ Financial Group, Inc.	270,793	1,256,751
Mitsui & Co., Ltd.	190,607	2,997,754
Mitsui OSK Lines Ltd.	96,479	617,017
Murata Manufacturing Co., Ltd.	20,752	1,166,184
NGK Insulators Ltd.	29,110	440,738
NKSJ Holdings, Inc. (a)	252,775	1,734,655
NTT DoCoMo, Inc.	2,392	4,032,136

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
NTT Urban Development Co.	373	$341,712
Nintendo Co., Ltd.	2,419	624,626
Nippon Building Fund, Inc.	33	323,354
Nippon Electric Glass Co.	26,599	341,899
Nippon Telegraph & Telephone Corp.	30,200	1,362,032
Nomura Holdings, Inc.	102,874	528,647
Okumura Corp.	198,239	692,352
Rinnai Corp.	11,846	720,708
Rohm Co., Ltd.	13,277	827,993
Sekisui House Ltd.	158,571	1,490,311
Seven & I Holdings Co., Ltd.	67,939	1,577,071
Shin-Etsu Chemical Co., Ltd.	54,667	2,764,292
Shionogi & Co., Ltd.	43,278	755,401
Sony Corp. — ADR	2,400	81,216
Sony Financial Holdings, Inc.	140	486,868
Sumitomo Chemical Co., Ltd.	706,360	3,079,582
Sumitomo Electric Industries Ltd.	51,252	652,169
Sumitomo Mitsui Financial Group, Inc.	30,623	914,028
Suzuki Motor Corp.	125,739	3,068,862
TDK Corp.	11,827	674,788
Tadano Ltd.	19,079	85,263
Terumo Corp.	12,135	616,257
Toda Corp.	182,504	614,923
Toho Co., Ltd.	45,968	710,484
Tokio Marine Holdings, Inc.	134,250	3,774,553
Tokyo Gas Co., Ltd.	347,166	1,633,377
Toyota Industries Corp.	66,375	1,871,987
Toyota Motor Corp.	29,847	1,057,189
Ube Industries Ltd.	310,154	760,908
West Japan Railway Co.	234	868,723

		83,396,511

Kazakhstan — 0.2%
KazMunaiGas Exploration Production — GDR	114,700	1,972,840

Luxembourg — 0.0%
Millicom International Cellular SA	4,200	397,320

Malaysia — 0.6%
Axiata Group Bhd (a)	459,800	664,970
British American Tobacco Malaysia Bhd	38,100	569,994
IOI Corp. Bhd	174,648	327,124
PLUS Expressways Bhd	940,145	1,330,993
Telekom Malaysia Bhd	206,200	225,754
Tenaga Nasional Bhd	308,241	873,310
YTL Power International	2,318,817	1,745,322

		5,737,467

Mexico — 0.3%
America Movil, SA de CV — ADR	38,732	2,217,794
Fomento Economico Mexicano, SA de CV — ADR	9,800	538,118

		2,755,912

Netherlands — 0.2%
Koninklijke KPN NV	51,274	856,342
Koninklijke Philips Electronics NV	26,170	798,251
Koninklijke Philips Electronics NV, New York Registered Shares	5,480	166,866
Unilever NV — ADR	11,400	338,466

		2,159,925

Common Stocks	Shares	Value

Norway — 0.2%
DnB NOR ASA	62,000	$851,655
Statoil ASA	56,500	1,234,064

		2,085,719

Philippines — 0.1%
Philippine Long Distance Telephone Co. — ADR	11,900	739,347

Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	3,230	428,337

Russia — 2.4%
AFI Development Plc, Class B (a)	172,000	192,210
Federal Hydrogenerating Co. (a)	9,844,060	504,016
Kuzbassrazrezugol (a)	3,080,806	1,078,282
LSR Group — GDR (a)	235,100	1,269,540
MMC Norilsk Nickel — ADR	42,437	791,450
Magnitogorsk Iron & Steel Works — GDR	53,900	673,750
Novorossiysk Commercial Sea Port — GDR	185,000	1,655,750
OAO Gazprom — ADR	66,900	1,461,765
OAO Rosneft Oil Co. — GDR (a)	207,600	1,446,972
Polyus Gold Co. ZAO — ADR	97,700	2,893,874
RusHydro — ADR (a)	652,734	3,377,898
Sberbank	1,253,700	4,154,762
Uralkali — GDR	46,600	1,153,350
VimpelCom Ltd. — ADR (a)	81,900	1,255,527

		21,909,146

Singapore — 1.4%
CapitaLand Ltd.	231,500	698,316
DBS Group Holdings Ltd.	67,940	731,756
Fraser and Neave Ltd.	300,100	1,450,200
Global Logistic Properties Ltd. (a)	126,000	225,852
Keppel Corp. Ltd.	246,200	1,904,237
M1 Ltd.	324,490	557,448
Noble Group Ltd.	247,123	356,855
Oversea-Chinese Banking Corp.	286,980	2,004,672
Parkway Holdings Ltd.	485,718	1,444,807
Parkway Life Real Estate Investment Trust	35,983	46,451
Sembcorp Marine Ltd.	162,700	580,172
Singapore Press Holdings Ltd.	170,300	547,170
Singapore Telecommunications Ltd.	768,660	1,841,713
United Overseas Bank Ltd.	37,800	545,602

		12,935,251

South Africa — 0.2%
Anglo Platinum Ltd. (a)	4,195	414,458
AngloGold Ashanti Ltd. — ADR	7,100	334,481
Impala Platinum Holdings Ltd.	15,000	423,482
Katanga Mining Ltd. (a)	197,778	283,122
Life Healthcare Group Holdings Ltd.	284,700	570,619
Sasol Ltd.	4,900	220,658

		2,246,820

South Korea — 1.3%
Cheil Industries, Inc.	7,200	605,527
KT Corp.	4,860	191,484
KT Corp. — ADR	73,140	1,513,267
KT&G Corp.	22,058	1,356,070
Korean Reinsurance Co.	13,232	149,154
LG Corp.	9,000	643,875
LG Display Co. Ltd.	16,600	569,222
Mando Corp. (a)	1,700	196,864
Meritz Fire & Marine Insurance Co. Ltd.	13,247	90,992
POSCO	2,300	949,274
POSCO — ADR	8,250	857,505

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Korea (concluded)
Paradise Co. Ltd.	83,534	$304,331
SK Telecom Co., Ltd.	9,010	1,371,372
Samsung Electronics Co., Ltd.	3,940	2,613,898
Samsung Fine Chemicals Co., Ltd.	10,700	635,495

		12,048,330

Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA	65,600	864,247
Banco Santander SA	211,700	2,717,299
Telefonica SA	48,719	1,316,517
Telefonica SA — ADR	4,450	361,073

		5,259,136

Switzerland — 1.5%
Crédit Suisse Group AG	25,042	1,036,704
Crédit Suisse Group AG — ADR	3,000	124,500
Garmin Ltd. (a)	3,900	128,076
Nestlé SA, Registered Shares	72,197	3,954,554
Noble Corp.	2,400	82,872
Novartis AG, Registered Shares	33,368	1,933,433
Roche Holding AG	8,617	1,265,443
Transocean Ltd. (a)	21,456	1,359,452
Tyco Electronics Ltd.	11,376	360,392
Tyco International Ltd.	10,775	412,467
UBS AG (a)	63,790	1,083,635
Weatherford International Ltd. (a)	57,732	970,475
Zurich Financial Services AG	4,543	1,111,751

		13,823,754

Taiwan — 1.4%
ASUSTeK Computer, Inc.	43,700	354,622
Catcher Technology Co., Ltd.	81,800	217,844
Cheng Shin Rubber Industry Co., Ltd.	243,750	543,313
Chunghwa Telecom Co., Ltd.	428,835	1,003,101
Chunghwa Telecom Co., Ltd. — ADR	79,107	1,851,104
Compal Electronics, Inc.	190,689	243,285
Delta Electronics, Inc.	444,324	1,835,608
Far EasTone Telecommunications Co., Ltd.	542,000	780,547
HON HAI Precision Industry Co., Ltd.	269,715	1,020,072
HTC Corp.	99,687	2,260,641
MediaTek, Inc.	38,075	478,997
Pegatron Corp. (a)	117,621	159,215
Taiwan Semiconductor Manufacturing Co., Ltd.	929,994	1,913,288

		12,661,637

Thailand — 0.4%
Hana Microelectronics Pcl	385,146	321,169
PTT Chemical Pcl	76,521	359,889
PTT Public Company THB10	117,236	1,184,873
Siam Commercial Bank Pcl	426,005	1,456,488

		3,322,419

Turkey — 0.6%
BIM Birlesik Magazalar AS	30,800	1,057,123
Tupras Turkiye Petrol Rafinerileri AS	36,666	974,863
Turk Telekomunikasyon AS	207,852	970,843
Turkcell Iletisim Hizmet AS	89,413	639,846
Turkiye Garanti Bankasi AS	266,447	1,608,402

		5,251,077

Common Stocks	Shares	Value

United Kingdom — 3.5%
Anglo American Plc	43,300	$2,017,485
Antofagasta Plc	63,800	1,350,473
AstraZeneca Group Plc — ADR	2,300	116,058
BG Group Plc	170,000	3,309,260
BP Plc	292,060	1,985,191
BP Plc — ADR	60,000	2,449,800
BT Group Plc	170,000	419,181
British American Tobacco Plc	24,893	948,336
Diageo Plc — ADR	44,406	3,286,044
Ensco International Plc — ADR	2,500	115,850
GlaxoSmithKline Plc — ADR	3,400	132,736
Guinness Peat Group Plc	1,264,507	696,304
HSBC Holdings Plc	310,695	3,233,620
International Power Plc	147,400	983,490
Lloyds TSB Group Plc (a)	1,244,400	1,367,756
National Grid Plc	213,600	2,019,910
Prudential Plc	30,900	312,525
Royal Dutch Shell Plc — ADR	22,599	1,467,353
Shire Pharmaceuticals Plc — ADR	1,400	98,140
Standard Chartered Plc	28,000	809,900
Unilever Plc	23,632	681,325
Unilever Plc — ADR	13,200	383,064
Vodafone Group Plc	912,551	2,494,566
Vodafone Group Plc — ADR	63,494	1,746,720

		32,425,087

United States — 44.8%
3M Co.	23,871	2,010,416
ACE Ltd.	58,499	3,476,011
The AES Corp. (a)	68,574	818,774
AOL, Inc. (a)	1,616	43,115
AT&T, Inc. (c)	279,982	7,979,487
Abbott Laboratories	60,985	3,129,750
Adobe Systems, Inc. (a)	14,900	419,435
Advance Auto Parts, Inc.	2,072	134,639
Advanced Micro Devices, Inc. (a)(d)	112,523	824,794
Aetna, Inc.	69,036	2,061,415
Agilent Technologies, Inc. (a)	26,501	922,235
Allergan, Inc.	8,100	586,521
Alliance Resource Partners LP	11,721	689,664
The Allstate Corp.	15,390	469,241
Altera Corp. (e)	4,300	134,203
Altria Group, Inc. (e)	58,807	1,494,874
Amdocs Ltd. (a)	4,234	129,899
American Commercial Lines, Inc. (a)(c)	29,350	972,953
American Electric Power Co., Inc.	32,032	1,199,278
American Tower Corp., Class A (a)	25,905	1,336,957
American Water Works Co, Inc.	29,570	706,132
AmerisourceBergen Corp.	24,254	796,016
Amgen, Inc. (a)	29,128	1,665,830
Amphenol Corp., Class A	3,600	180,468
Anadarko Petroleum Corp.	35,594	2,191,523
Analog Devices, Inc.	6,300	212,121
Apache Corp.	21,426	2,164,455
Apple, Inc. (a)(c)	46,531	13,999,782
Arch Capital Group Ltd. (a)	9,967	861,049
Ascent Media Corp., Class A (a)	195	5,312
Autodesk, Inc. (a)	3,500	126,630
Axis Capital Holdings Ltd.	3,592	122,164
BMC Software, Inc. (a)	3,900	177,294
Babcock & Wilcox Co. (a)	47,659	1,087,578
Bank of America Corp.	377,396	4,317,410
The Bank of New York Mellon Corp.	112,223	2,812,308
Biogen Idec, Inc. (a)	2,200	137,962

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Boeing Co.	39,780	$2,810,059
Boston Scientific Corp. (a)	11,561	73,759
Bristol-Myers Squibb Co.	348,389	9,371,664
Broadcom Corp., Class A	13,559	552,394
Bunge Ltd.	19,768	1,187,464
CA, Inc.	99,440	2,308,002
CF Industries Holdings, Inc. (c)	31,700	3,884,201
CMS Energy Corp.	33,643	618,358
CNA Financial Corp. (a)	4,100	113,652
CNH Global NV (a)	3,850	152,807
CVS Caremark Corp.	49,545	1,492,295
Cablevision Systems Corp., Class A	3,823	102,227
Capital One Financial Corp.	2,400	89,448
Cardinal Health, Inc.	3,431	119,021
CareFusion Corp. (a)	3,415	82,438
Celgene Corp. (a)	13,065	810,945
CenturyLink, Inc. (d)	18,186	752,537
Cephalon, Inc. (a)	1,300	86,372
Charter Communications, Inc. (a)	5,200	168,532
Check Point Software Technologies Ltd. (a)	4,400	188,100
Chesapeake Energy Corp.	26,795	581,451
Chevron Corp.	101,050	8,347,740
Chubb Corp.	25,155	1,459,493
Cigna Corp.	27,971	984,299
Cimarex Energy Co.	1,700	130,475
Cisco Systems, Inc. (a)	167,847	3,831,947
Citigroup, Inc. (a)	899,059	3,749,076
The Coca-Cola Co.	17,717	1,086,406
Cognizant Technology Solutions Corp. (a)	6,200	404,178
Colgate-Palmolive Co.	28,581	2,204,167
Comcast Corp., Class A	183,155	3,769,330
Complete Production Services, Inc. (a)	29,519	691,630
Computer Sciences Corp.	6,031	295,821
Comverse Technology, Inc. (a)	79,055	632,440
ConAgra Foods, Inc.	17,473	392,968
ConocoPhillips	81,073	4,815,736
Consol Energy, Inc.	110,890	4,076,316
Constellation Brands, Inc., Class A (a)	12,909	254,695
Constellation Energy Group, Inc.	2,900	87,696
Corning, Inc. (c)	187,012	3,418,579
Crown Holdings, Inc. (a)	19,518	628,284
DIRECTV, Class A (a)	67	2,912
DISH Network Corp.	19,458	386,436
Darden Restaurants, Inc.	2,300	105,133
DaVita, Inc. (a)	17,762	1,274,423
Dell, Inc. (a)(c)	217,192	3,123,221
Devon Energy Corp.	34,449	2,239,874
Discovery Communications, Inc., Class A (a)	1,250	55,763
Discovery Communications, Inc., Class C (a)	1,250	48,575
Dollar Tree, Inc. (a)	2,900	148,799
Domtar Corp. (c)	11,200	888,832
The Dow Chemical Co.	67,703	2,087,283
Dr. Pepper Snapple Group, Inc.	8,940	326,757
E.I. du Pont de Nemours & Co.	46,695	2,207,740
EMC Corp. (a)	65,500	1,376,155
EXCO Resources, Inc.	144,947	2,149,564
Eastman Chemical Co.	1,700	133,569
Eaton Corp.	1,500	133,245
eBay, Inc. (a)	34,315	1,022,930
El Paso Corp.	235,474	3,122,385
Electronic Arts, Inc. (a)	66,714	1,057,417
Eli Lilly & Co.	19,947	702,134

Common Stocks	Shares	Value

United States (continued)
Endo Pharmaceuticals Holdings, Inc. (a)	5,998	$220,367
Endurance Specialty Holdings Ltd.	29,046	1,202,504
Energizer Holdings, Inc. (a)	1,600	119,648
Entergy Corp.	17,928	1,336,174
Exelon Corp.	38,750	1,581,775
Expedia, Inc.	4,299	124,456
Exxon Mobil Corp. (e)	218,297	14,510,202
FMC Corp.	49,284	3,602,660
Fidelity National Information Services, Inc.	3,741	101,381
Fidelity National Title Group, Inc., Class A	118,445	1,585,979
Ford Motor Co. (a)	101,000	1,427,130
Forest Laboratories, Inc. (a)	8,794	290,642
Freeport-McMoRan Copper & Gold, Inc., Class B	21,339	2,020,377
The Gap, Inc.	6,083	115,638
General Communication, Inc., Class A (a)	8,100	84,645
General Electric Co.	496,337	7,951,319
General Mills, Inc. (c)	32,305	1,212,730
Genzyme Corp. (a)	25,397	1,831,886
Gilead Sciences, Inc. (a)	41,936	1,663,601
Global Industries Ltd. (a)	155,619	901,034
The Goldman Sachs Group, Inc.	23,986	3,860,547
Google, Inc., Class A (a)(c)	7,776	4,766,610
H.J. Heinz Co.	12,581	617,853
Halliburton Co.	62,550	1,992,843
Harris Corp.	2,800	126,532
HealthSouth Corp. (a)	32,883	594,853
Hess Corp.	25,992	1,638,276
Hewlett-Packard Co. (c)	103,764	4,364,314
Hologic, Inc. (a)	126,974	2,034,123
Hospira, Inc. (a)	4,400	261,712
Humana, Inc. (a)	25,326	1,476,253
Intel Corp.	148,000	2,970,360
International Business Machines Corp.	66,368	9,530,445
International Game Technology	55,548	865,993
International Paper Co.	16,797	424,628
Intuit, Inc. (a)	2,900	139,200
JPMorgan Chase & Co.	188,767	7,103,302
Johnson & Johnson	135,800	8,646,386
KBR, Inc.	31,014	787,756
Kimberly-Clark Corp.	1,500	95,010
King Pharmaceuticals, Inc. (a)	9,023	127,585
Kraft Foods, Inc.	93,339	3,012,050
L-3 Communications Holdings, Inc.	1,400	101,066
Lexmark International, Inc., Class A (a)	26,032	989,997
Liberty Global, Inc. (a)	4,100	154,939
Liberty Media Corp. — Starz, Series A (a)	6	393
Liberty Media Holding Corp. — Capital (a)	17	978
Liberty Media Holding Corp. — Interactive (a)	1,715	25,313
Life Technologies Corp. (a)	19,890	998,080
Limited Brands, Inc.	4,149	121,939
Lincoln National Corp.	4,400	107,712
Lockheed Martin Corp.	27,558	1,964,610
Lorillard, Inc.	6,775	578,179
Lubrizol Corp.	1,300	133,237
Macy’s, Inc.	5,300	125,292
Marathon Oil Corp.	72,866	2,591,844
Mattel, Inc.	46,054	1,074,440
McDermott International, Inc. (a)	95,220	1,469,245
McDonald’s Corp.	19,749	1,535,880
The McGraw-Hill Cos., Inc.	3,600	135,540
McKesson Corp.	22,121	1,459,544
Mead Johnson Nutrition Co. (c)	41,519	2,442,148
MeadWestvaco Corp.	4,400	113,212

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Medco Health Solutions, Inc. (a)	32,428	$1,703,443
Medtronic, Inc.	76,133	2,680,643
Merck & Co, Inc.	151,776	5,506,433
MetLife, Inc.	37,404	1,508,503
Mettler-Toledo International, Inc. (a)	3,943	514,798
Micron Technology, Inc. (a)	12,000	99,240
Microsoft Corp.	432,315	11,516,872
Molson Coors Brewing Co., Class B	2,400	113,352
Morgan Stanley	85,800	2,133,846
Motorola, Inc. (a)	80,100	652,815
Murphy Oil Corp.	8,331	542,848
Mylan, Inc. (a)	4,351	88,412
NII Holdings, Inc. (a)	2,800	117,068
NRG Energy, Inc. (a)	15,099	300,621
Nabors Industries Ltd. (a)	10,147	212,072
National Oilwell Varco, Inc.	48,772	2,621,983
National Semiconductor Corp.	6,014	82,392
Newmont Mining Corp.	77,163	4,696,912
News Corp., Class A	68,973	997,350
NextEra Energy, Inc.	38,515	2,119,866
Northern Trust Corp.	48,072	2,385,813
Northrop Grumman Corp.	21,526	1,360,658
Occidental Petroleum Corp.	45,052	3,542,439
Oracle Corp.	154,316	4,536,890
PG&E Corp.	17,514	837,519
PPG Industries, Inc.	1,600	122,720
PPL Corp.	52,667	1,416,742
Pall Corp.	4,500	192,015
Parker Hannifin Corp.	1,500	114,825
PartnerRe Ltd.	5,747	455,852
PerkinElmer, Inc.	22,100	518,245
Perrigo Co.	18,500	1,218,780
Pfizer, Inc.	376,125	6,544,575
PharMerica Corp. (a)	975	9,789
Philip Morris International, Inc.	36,727	2,148,529
Pitney Bowes, Inc.	3,763	82,560
Platinum Underwriters Holdings Ltd.	12,213	525,770
Polo Ralph Lauren Corp.	1,200	116,256
Polycom, Inc. (a)	47,789	1,614,312
Praxair, Inc.	8,347	762,415
Precision Castparts Corp.	9,337	1,275,247
Pride International, Inc. (a)	2,700	81,864
Principal Financial Group, Inc.	14,152	379,840
The Procter & Gamble Co.	80,484	5,116,368
The Progressive Corp.	32,981	697,878
QUALCOMM, Inc.	122,279	5,518,451
Qwest Communications International, Inc.	280,443	1,850,924
R.R. Donnelley & Sons Co.	5,246	96,789
Ralcorp Holdings, Inc. (a)	2,701	167,624
Raytheon Co.	14,294	658,668
RenaissanceRe Holdings Ltd.	12,277	739,812
Ross Stores, Inc.	2,100	123,879
Ryder System, Inc.	2,700	118,125
SM Energy Co.	30,122	1,255,485
SUPERVALU, Inc.	6,885	74,289
Safeway, Inc.	3,799	86,997
SanDisk Corp. (a)	3,115	117,062
Sara Lee Corp.	136,772	1,959,943
Schlumberger Ltd.	55,630	3,887,981
Sears Holdings Corp. (a)	1,000	71,980
Sempra Energy	2,700	144,396
Simon Property Group, Inc.	9,000	864,180

Common Stocks	Shares	Value

United States (concluded)
Sohu.com, Inc. (a)	2,200	$163,900
The Southern Co.	17,950	679,766
Southwest Airlines Co.	8,800	121,088
Spirit Aerosystems Holdings, Inc., Class A (a)	77,893	1,685,605
Sprint Nextel Corp. (a)	109,877	452,693
The St. Joe Co. (a)(d)	37,797	763,121
State Street Corp.	33,117	1,382,966
Stryker Corp.	1,800	89,082
Symantec Corp. (a)(c)	90,755	1,468,416
TJX Cos., Inc.	2,600	119,314
Target Corp.	2,000	103,880
Teradata Corp. (a)	5,326	209,631
Texas Instruments, Inc.	74,311	2,197,376
Thermo Fisher Scientific, Inc. (a)	28,052	1,442,434
Time Warner Cable, Inc.	9,062	524,418
Time Warner, Inc.	18,099	588,398
Total System Services, Inc.	6,500	101,465
Transatlantic Holdings, Inc.	6,592	346,739
The Travelers Cos., Inc.	51,885	2,864,052
URS Corp. (a)	2,000	77,860
U.S. Bancorp	122,115	2,952,741
Union Pacific Corp.	59,733	5,237,389
United Technologies Corp. (c)	35,156	2,628,614
UnitedHealth Group, Inc.	27,100	976,955
Unum Group	4,077	91,406
Valero Energy Corp.	46,915	842,124
Validus Holdings Ltd.	18,396	521,711
VeriSign, Inc. (a)	4,200	145,950
Verizon Communications, Inc.	160,891	5,224,131
Viacom, Inc., Class B	71,332	2,752,702
Wal-Mart Stores, Inc.	87,092	4,717,774
Waters Corp. (a)	14,512	1,075,775
WellPoint, Inc. (a)	49,385	2,683,581
Wells Fargo & Co.	246,067	6,417,427
Western Digital Corp. (a)	8,863	283,793
Whirlpool Corp.	1,200	90,996
Williams Cos., Inc.	5,500	118,360
Windstream Corp.	16,209	205,206
Wisconsin Energy Corp.	1,636	97,407
Wyndham Worldwide Corp.	4,100	117,875
Xerox Corp.	164,606	1,925,890
Xilinx, Inc.	3,572	95,765

		409,831,942

Total Common Stocks — 87.6%		802,198,676

Corporate Bonds	Par (000)

Canada — 0.2%
Sino-Forest Corp., 5.00%, 8/01/13 (b)(f)	USD	1,557	$1,891,755

Hong Kong — 0.0%
FUJI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)(g)(h)	CNY	10,800	307,609

India — 0.2%
Gujarat NRE Coke Ltd., 0.00%, 4/12/11 (f)(h)	USD	200	270,000
REI Agro Ltd., 5.50%, 11/13/14 (b)(f)		1,235	1,285,944

			1,555,944

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Malaysia — 0.2%
Berjaya Land Bhd, 8.00%, 8/15/11 (f)	MYR	2,290	$760,120
IOI Capital Bhd, Series IOI, 0.00%, 12/18/11 (f)(h)	USD	850	1,227,187

			1,987,307

Singapore — 0.4%
Olam International Ltd., 6.00%, 10/15/16 (f)		800	1,089,600
Wilmar International Ltd., 20.67%, 12/18/12 (f)(h)		700	970,375
Yanlord Land Group Ltd., 5.85%, 7/13/14 (f)	SGD	1,500	1,214,266

			3,274,241

United Kingdom — 0.3%
Lloyds TSB Bank Plc, 13.00% (i)	GBP	1,081	2,113,223
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15 (f)	USD	600	644,250

			2,757,473

United States — 0.1%
China Milk Products Group Ltd., 34.59%, 1/05/12 (f)(h)		1,000	420,804
SBA Communications Corp., 4.00%, 10/01/14 (b)(f)		312	453,180

			873,984

Total Corporate Bonds — 1.4%			12,648,313

Investment Companies	Shares

United States — 6.4%
Consumer Staples Select Sector SPDR Fund	47,085	1,354,636
ETFS Gold Trust (a)	43,400	5,867,246
ETFS Palladium Trust (a)	15,700	1,012,336
ETFS Platinum Trust (a)	12,900	2,186,292
Energy Select Sector SPDR Fund	133,646	7,911,843
Financial Select Sector SPDR Fund	138,449	2,015,817
Health Care Select Sector SPDR Fund	46,674	1,452,962
iShares Dow Jones U.S. Telecommunications Sector Index Fund (j)	24,447	539,056
iShares Silver Trust (a)(j)	130,000	3,142,100
SPDR Gold Trust (a)	192,836	25,577,767
SPDR KBW Regional Banking ETF	27,961	632,757
Technology Select Sector SPDR Fund	124,400	3,029,140
Utilities Select Sector SPDR Fund	118,400	3,760,384
Vanguard Telecommunication Services ETF	1,300	82,511

		58,564,847

Vietnam — 0.1%
Vietnam Enterprise Investments Ltd., R Shares (a)	199,954	397,909
Vinaland Ltd. (a)	459,680	384,430
		782,339

Total Investment Companies — 6.5%		59,347,186

Preferred Securities

Capital Trusts		Par (000)	Value

Singapore — 0.0%
DBS Capital Funding Corp., 7.66% (i)(k)	USD	119	$120,488

Total Capital Trusts — 0.0%			120,488

Preferred Stocks		Shares

United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		28,100	776,937

United States — 0.4%
Apache Corp., 6.00% (f)		9,250	538,350
Bunge Ltd., 4.88% (f)		2,135	193,218
El Paso Corp., 4.99% (f)		1,558	1,848,178
Mylan, Inc., 6.50% (f)		994	1,182,472
XL Group Plc, 10.75% (f)		7,012	209,378

			3,971,596

Total Preferred Stocks — 0.5%			4,748,533

Total Preferred Securities — 0.5%			4,869,021

Rights

United Kingdom — 0.0%
Standard Chartered Plc (Expires 11/05/10)		3,500	29,471

Total Rights — 0.0%			29,471

Warrants (l)

Canada — 0.0%
Kinross Gold Corp. (Expires 9/13/13)		36,725	84,620

United States — 0.1%
Bank of America Corp. (Expires 1/16/19)		65,430	386,037
Ford Motor Co. (Expires 1/01/13)		134,367	763,204

			1,149,241

Total Warrants — 0.1%			1,233,861

Total Long-Term Investments (Cost — $747,538,759) — 96.1%			880,326,528

Short-Term Securities		Par (000)

Time Deposits — 0.0%

Europe — 0.0%
Brown Brothers Harriman & Co., 0.13%, 11/01/10	EUR	2	2,384

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/10	HKD	159	20,489

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value

Time Deposits (concluded)

United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.06%, 11/01/10	GBP	6	$10,372

United States — 0.0%
Brown Brothers Harriman & Co., 0.11%, 11/01/10	USD	85	85,015

Total Time Deposits — 0.0%			118,260

U.S. Treasury Obligations — 3.7%
U.S. Treasury Bills (m):
0.14%, 12/02/10		315	314,967
0.13%, 12/09/10		29,797	29,793,216
0.13%, 12/16/10		2,884	2,883,512
0.12%, 1/06/11		950	949,808

			33,941,503

	Beneficial Interest (000)

Money Market Funds — 0.2%
BlackRock Liquidity Series, LLC Money Market Series, 0.39% (j)(n)(o)		1,279	1,278,500

Total Short-Term Securities (Cost — $35,337,600) — 3.9%			35,338,263

Options Purchased	Contracts

Exchange-Traded Call Options — 0.0%
American Commercial Lines, Inc., Strike Price USD 30.00, Expires 12/18/10		40	12,200
Google, Inc. Class A, Strike Price USD 620.00, Expires 12/18/10		37	72,150

			84,350

Over-the-Counter Put Options — 0.0%
KOSPI Index:
Strike Price KRW 232.20, Expires 3/10/11, Broker Goldman Sachs Bank USA		9,407,328	56,670
Strike Price KRW 230.71, Expires 12/08/11, Broker Citibank NA		94	130,096

			186,766

Total Options Purchased (Cost — $280,801) — 0.0%			271,116

Total Investments Before Structured Options and Outstanding Options Written (Cost — $783,157,160*) — 100.0%			915,935,907

Over-the-Counter Structured Options	Units	Value

Credit Suisse EuroStoxx Index Link, Expires 8/05/11, Broker Credit Suisse International (p)	1,951	$(31,528)
DJ EuroStoxx 50 Index, Expires 9/16/11, Broker JPMorgan Chase Bank NA (q)	686	137,995
MSCI Europe excluding UK Index:
Expires 9/01/11, Broker Deutsche Bank AG (r)	12,498	42,868
Expires 9/16/11, Broker Goldman Sachs Bank USA (s)	27,864	194,770
Expires 9/16/11, Broker Goldman Sachs Bank USA (t)	11,456	43,647
Expires 9/16/11, Broker Goldman Sachs Bank USA (u)	8,332	28,577
Taiwan Taiex Index, Broker Citibank NA:
Expires 12/21/11 (v)	5,100	104,169
Expires 12/21/11 (w)	2,600	53,105

Total Over-the-Counter Structured Options (Premiums Received — $18,364) — 0.1%		573,603

Options Written	Contracts

Exchange-Traded Call Options — (0.2)%
Agrium, Inc.:
Strike Price USD 65.00, Expires 1/22/11	115	(277,150)
Strike Price USD 70.00, Expires 1/22/11	42	(81,900)
Strike Price USD 75.00, Expires 1/22/11	104	(159,120)
Apple, Inc., Strike Price USD 320.00, Expires 1/22/11	14	(14,315)
CF Industries Holdings, Inc.:
Strike Price USD 115, Expires 1/22/11	106	(153,700)
Strike Price USD 95, Expires 1/22/11	85	(247,563)
Strike Price USD 105, Expires 1/22/11	126	(266,175)
Corning, Inc., Strike Price USD 19.00, Expires 1/22/11	675	(58,050)
Dell, Inc.:
Strike Price USD 15.00, Expires 1/22/11	488	(30,744)
Strike Price USD 15.00, Expires 1/21/12	249	(46,563)
Domtar Corp., Strike Price USD 65.00, Expires 1/22/11	112	(177,520)
Google, Inc. Class A:
Strike Price USD 650.00, Expires 12/18/10	20	(18,300)
Strike Price USD 660.00, Expires 12/18/10	17	(12,070)
Hewlett-Packard Co., Strike Price USD 50.00, Expires 1/21/12	183	(46,573)
Symantec Corp., Strike Price USD 17.50, Expires 1/21/12	549	(106,506)
Thomson Reuters Corp., Strike Price USD 39.00, Expires 11/20/10, Broker UBS AG	19	(1,272)
United Technologies Corp., Strike Price USD 80.00, Expires 1/21/12	181	(89,595)

		(1,787,116)

Exchange-Traded Put Options — 0.0%
American Commercial Lines, Inc., Strike Price USD 25.00, Expires 12/18/10	40	(400)
General Mills, Inc.:
Strike Price USD 33.00, Expires 4/16/11	85	(5,738)
Strike Price USD 34.00, Expires 4/16/11	82	(7,544)
Google, Inc. Class A, Strike Price USD 590.00, Expires 12/18/10	37	(46,620)
Mead Johnson Nutrition Co., Strike Price USD 45.00, Expires 1/22/11	39	(682)

		(60,984)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Put Options — 0.0%
S&P Equity Option:
Strike Price USD 1,030.64, Expires 3/10/11, Broker Goldman Sachs Bank USA	1,746	$(34,731)
Strike Price USD 988.57, Expires 12/08/11, Broker Citibank NA	1,740	(98,100)

		(132,831)

Total Options Written (Premiums Received — $1,106,962) — (0.2)%		(1,980,931)

Total Investments, Net of Structured Options and Outstanding Options Written — 99.9%		914,528,579

Other Assets Less Liabilities — 0.1%		1,137,527

Net Assets — 100.0%		$915,666,106

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$795,756,656

Gross unrealized appreciation	$163,850,780
Gross unrealized depreciation	(43,671,529)

Net unrealized appreciation	$120,179,251

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral for outstanding options written.

(d)	Security, or a portion of security, is on loan.

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)	Convertible security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/ Beneficial Interest Held at October 31, 2009	Shares Purchased	Beneficial Interest/ Shares Sold	Beneficial Interest/ Shares Held at October 31, 2010	Value at October 31, 2010	Realized Gain (Loss)	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	196,326	—	(196,326)[1]	—	—	—	$415
BlackRock Liquidity Series, LLC Money Market Series	$8,141,000	—	$(6,862,500)[1]	$1,278,500	$1,278,500	—	25,194
iShares Dow Jones U.S. Telecommunications Sector Index Fund	40,000	—	(15,553)	24,447	539,056	$(129,369)	24,828
iShares MSCI Brazil Index Fund	3,500	21,700	(25,200)	—	—	(58,813)	15,017
iShares Silver Trust	230,600	—	(100,600)	130,000	3,142,100	517,492	—

[1]	Represents net shares/beneficial interest sold.

(k)	Variable rate security. Rate shown is as of report date.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(n)	Represents the current yield as of report date.

(o)	Security was purchased with the cash collateral from loaned securities.

(p)

Credit Suisse EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,819.34. Each unit contains (a) one written put on the index at a strike price of 2,650.18 and (b) one call option on the index with a strike of 2,819.34. The Fund holds 1,951 units of the structure. On October 31, 2010, the EuroStoxx 50 Index was 2,844.99. At this time, the value of the structured option was ($31,528) based on a price of ($16.16) per unit. The option expires on August 5, 2011.

(q)

DJ EuroStoxx 50 Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,622.91. Each unit contains (a) one written put on the index at a strike price of 2,461.601 and (b) one call option on the index with a strike of 2,622.91. The Fund holds 686 units of the structure. On October 31, 2010, the EuroStoxx 50 Index was 2,844.99. At this time, the value of the structured option was $137,995 based on a price of $201.16 per unit. The option expires on September 16, 2011.

(r)

MSCI Europe excluding UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe Index, with an initial reference strike of 96.017. Each unit contains (a) one written put on the index at a strike price of 90.7361 and (b) one call option on the index with a strike of 96.017. The Fund holds 12,498 units of the structure. On October 31, 2010, the MSCI Europe excluding UK Index was 99.82. At this time, the value of the structured option was $42,868 based on a price of $3.43 per unit. The option expires on September 1, 2011.

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

(s)

MSCI Europe excluding UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe excluding UK Index, with an initial reference strike of 93.31. Each unit contains (a) one written put on the index at a strike price of 93.31 and (b) one call option on the index with a strike of 93.31. The Fund holds 27,864 units of the structure. On October 31, 2010, the MSCI Europe excluding UK Index was 99.82. At this time, the value of the structured option was $194,770 based on a price of $6.99 per unit. The option expires on September 16, 2011.

(t)

MSCI Europe excluding UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 96.02 and (b) one call option on the index with a strike of 96.02. The Fund holds 11,456 units of the structure. On October 31, 2010, the MSCI Europe Index was 99.82. At this time, the value of the structured option was $43,647 based on a price of $3.81 per unit. The option expires on September 16, 2011.

(u)

MSCI Europe excluding UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 89.9707 and (b) one call option on the index with a strike of 96.02. The Fund holds 8,332 units of the structure. On October 31, 2010, the MSCI Europe Index was 99.82. At this time, the value of the structured option was $28,577 based on a price of $3.43 per unit. The option expires on September 16, 2011.

(v)

Taiwan Taiex Structured Option is issued in units. Each unit represents a structure based on the Taiwan Taiex Index, with an initial reference strike of 7,531.937. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of 7,531.937. The Fund holds 5,100 units of the structure. On October 31, 2010, the Taiwan Taiex Index was 8,287.09. At this time, the value of the structured option was $104,169 based on a price of $20.425 per unit. The option expires on December 21, 2011.

(w)

Taiwan Taiex Structured Option is issued in units. Each unit represents a structure based on the Taiwan Taiex Index, with an initial reference strike of 7,212.9861. Each unit contains (a) one written put on the index at a strike price of 6,228.911899 and (b) one call option on the index with a strike of 7,531.937. The Fund holds 2,600 units of the structure. On October 31, 2010, the Taiwan Taiex Index was 8,287.09. At this time, the value of the structured option was $53,105 based on a price of $20.425 per unit. The option expires on December 21, 2011.

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

HKD	18,356	USD	2,368	Brown Brothers Harriman & Co.	11/01/10	—
INR	168,357	USD	3,794	Brown Brothers Harriman & Co.	11/01/10	$(5)
USD	10,217	GBP	6,471	Brown Brothers Harriman & Co.	11/01/10	(151)
USD	20,419	HKD	158,419	Brown Brothers Harriman & Co.	11/01/10	(19)
USD	11,996	JPY	973,315	Brown Brothers Harriman & Co.	11/01/10	(100)
USD	4,287	JPY	345,453	Citibank NA	11/02/10	(6)
USD	21,006	BRL	35,753	Brown Brothers Harriman & Co.	11/03/10	1
CAD	533,411	USD	531,164	Brown Brothers Harriman & Co.	11/15/10	(8,360)
CHF	16,056,597	USD	16,846,000	Brown Brothers Harriman & Co.	11/15/10	(526,951)
EUR	8,773,930	USD	12,200,000	Brown Brothers Harriman & Co.	11/15/10	9,297
JPY	961,872,990	USD	11,800,511	Brown Brothers Harriman & Co.	11/15/10	154,205
USD	5,545,734	EUR	3,980,387	Brown Brothers Harriman & Co.	11/15/10	6,856
USD	809,000	GBP	506,297	Brown Brothers Harriman & Co.	11/15/10	(2,169)

Total						$(367,402)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	17

Consolidated Schedule of Investments (continued)

•	Financial futures contracts purchased as of October 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)

6	MSCI Singapore IX ETS Future	Singapore	November 2010	$342,681	$(102)
26	DAX Index 25 Euro Future	Eurex	December 2010	5,678,597	309,900
50	DJ Euro Stoxx 50 Future	Eurex	December 2010	1,935,899	39,772
30	FTSE 100 Index Future	NYSE — LIFFE London	December 2010	2,690,172	31,114
36	S&P 500 Index Future	Chicago Mercantile	December 2010	10,463,329	153,971
3	S&P TSE 60 Index Future	Montreal	December 2010	418,837	8,734
44	Yen Denom Nikkei Future	Chicago Mercantile	December 2010	2,622,429	(115,408)

Total					$427,981

•	Financial futures contracts sold as of October 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

6	Hang Seng Index Future	Hong Kong	November 2010	$889,060	$(74)
30	Taiwan MSCI Simex Index	Singapore	November 2010	877,080	(4,620)
3	SPI 200 Index	Sydney	December 2010	338,242	(3,155)

Total					$(7,849)

•	Total return swaps outstanding as of October 31, 2010 were as follows:

Interest Payable Rate		Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.77	%(1)	JPMorgan Chase Bank NA	December 2010	USD 1,562	$107,481	(2)
0.11	%(3)	Credit Suisse International	December 2010	USD 1,225	(43,840	)(4)
0.66	%(5)	BNP Paribas SA	January 2011	USD 1,525	9,342	(2)
(0.36	)%(6)	JPMorgan Chase Bank NA	February 2011	USD 5,054	621,095	(7)
0.21	%(8)	BNP Paribas SA	September 2011	USD 2,000	102,467	(9)

Total					$796,545

(1)	Based on the 3-month LIBOR plus 0.48%.

(2)	Based on the change in the return of the MSCI Daily Total Return Net Emerging Markets USD Index.

(3)	Based on the 1-month MosPrime Rate.

(4)	Based on the change in the return of the RTS Index Future.

(5)	Based on the 3-month LIBOR plus 0.37%.

(6)	Based on the 3-month LIBOR minus 0.71%.

(7)	Based on the change in the return of the MSCI Daily Total Return Net Europe (ex United Kingdom) USD Index.

(8)	Based on the 3-month LIBOR minus 0.08%.

(9)	Based on the change in the return of the MSCI Daily Total Return All Country World (ex USA) USD Index.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Schedule of Investments (continued)

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	—	$10,212,547	—	$10,212,547
Austria	—	399,311	—	399,311
Belgium	$321,118	1,226,633	—	1,547,751
Brazil	29,683,576	—	$51,074	29,734,650
Canada	42,102,286	—	—	42,102,286
Chile	1,581,572	—	—	1,581,572
China	2,329,306	21,988,007	—	24,317,313
Egypt	—	1,163,044	—	1,163,044
Finland	121,752	998,262	—	1,120,014
France	2,397,123	11,364,429	—	13,761,552
Germany	1,228,684	3,859,587	—	5,088,271
Hong Kong	934,344	9,336,953	—	10,271,297
India	—	13,647,800	—	13,647,800
Indonesia	—	2,234,971	—	2,234,971
Ireland	4,851,404	—	—	4,851,404
Israel	2,400,406	—	—	2,400,406
Italy	—	6,376,510	—	6,376,510
Japan	145,836	83,250,675	—	83,396,511
Kazakhstan	1,972,840	—	—	1,972,840
Luxembourg	397,320	—	—	397,320
Malaysia	—	5,737,467	—	5,737,467
Mexico	2,755,912	—	—	2,755,912
Netherlands	505,332	1,654,593	—	2,159,925
Norway	—	2,085,719	—	2,085,719
Philippines	739,347	—	—	739,347
Poland	—	428,337	—	428,337
Russia	21,909,146	—	—	21,909,146
Singapore	1,670,659	11,264,592	—	12,935,251
South Africa	1,188,222	1,058,598	—	2,246,820
South Korea	2,370,772	9,677,558	—	12,048,330
Spain	361,073	4,898,063	—	5,259,136
Switzerland	3,438,234	10,385,520	—	13,823,754
Taiwan	2,010,319	10,651,318	—	12,661,637
Thailand	3,322,419	—	—	3,322,419
Turkey	—	5,251,077	—	5,251,077
United Kingdom	9,795,765	22,629,322	—	32,425,087
United States	409,831,942	—	—	409,831,942
Corporate Bonds	—	12,070,704	577,609	12,648,313
Investment Companies	59,347,186	—	—	59,347,186
Preferred Securities	2,900,355	1,968,666	—	4,869,021
Rights	29,471	—	—	29,471
Warrants	1,233,861	—	—	1,233,861
Short-Term Securities:
Money Market Funds	—	1,278,500	—	1,278,500
Time Deposits	—	118,260	—	118,260
U.S. Treasury Obligations	—	33,941,503	—	33,941,503

Total	$613,877,582	$301,158,526	$628,683	$915,664,791

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	19

Consolidated Schedule of Investments (concluded)

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$627,841	$840,385	$791,897	$2,260,123
Foreign currency exchange contracts	—	170,359	—	170,359
Liabilities:
Equity contracts	(1,970,187)	(45,112)	(164,359)	(2,179,658)
Foreign currency exchange contracts	—	(537,761)	—	(537,761)

Total	$(1,342,346)	$427,871	$627,538	$(286,937)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, structured options and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and structured options and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Preferred Stock	Total

Assets:
Balance, as of October 31, 2009	—	$7,108,454	$133,559	$7,242,013
Accrued discounts/premium	—	46,257	—	46,257
Net realized gain (loss)	—	(3,392,074)	(65)	(3,392,139)
Net change in unrealized appreciation/depreciation[2]	—	3,665,408	(15,978)	3,649,430
Purchases	—	—	—	—
Sales	—	(5,636,170)	(66,442)	(5,702,612)
Transfers in3	$51,074	—	—	51,074
Transfers out[3]	—	(1,214,266)	(51,074)	(1,265,340)

Balance, as of October 31, 2010	$51,074	$577,609	—	$628,683

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/ depreciation on securities still held at October 31, 2010 was $73,105.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts

	Assets	Liabilities	Total

Balance, as of October 31, 2009	$1,526,180	—	$1,526,180
Accrued discounts/premium	—	—	—
Net realized gain (loss)	1,476,419	—	1,476,419
Net change in unrealized appreciation/depreciation[4]	(910,338)	$30,431	(879,907)
Purchases	194,419	—	194,419
Sales	(1,494,783)	(194,790)	(1,689,573)
Transfers in5	—	—	—
Transfers out[5]	—	—	—

Balance, as of October 31, 2010	$791,897	$(164,359)	$627,538

[4]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The net change in unrealized appreciation/depreciation on securities still held at October 31, 2010 was $0.

[5]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Statement of Assets and Liabilities

October 31, 2010

Assets

Investments at value — unaffiliated (including securities loaned at value of $1,219,756) (cost — $779,614,002)	$910,976,251
Investments at value — affiliated (cost — $3,543,158)	4,959,656
Structured options at value (premiums received — $18,364)	573,603
Foreign currency at value (cost — $2,260,846)	2,271,070
Unrealized appreciation on swaps	840,385
Unrealized appreciation on foreign currency exchange contracts	170,359
Cash collateral pledged for options and swaps	700,000
Capital shares sold receivable	2,162,261
Dividends receivable	1,690,061
Investments sold receivable	654,797
Interest receivable	266,699
Options written receivable	33,047
Securities lending income receivable — affiliated	2,755
Swaps receivable	1,361
Prepaid expenses	59,054

Total assets	925,361,359

Liabilities

Bank overdraft	45,660
Collateral on securities loaned at value	1,278,500
Cash collateral held for swaps	310,000
Options written at value (premiums received — $1,106,962)	1,980,931
Unrealized depreciation on foreign currency exchange contracts	537,761
Unrealized depreciation on swaps	43,840
Capital shares redeemed payable	2,566,321
Investments purchased payable	1,433,730
Investment advisory fees payable	572,851
Service and distribution fees payable	244,854
Margin variation payable	28,301
Deferred foreign capital gain tax	274,331
Other affiliates payable	9,511
Officer’s and Trustees’ fees payable	571
Other accrued expenses payable	368,091

Total liabilities	9,695,253

Net Assets	$915,666,106

Net Assets Consist of

Paid-in capital	$926,447,441
Undistributed net investment income	4,246,183
Accumulated net realized loss	(148,160,723)
Net unrealized appreciation/depreciation	133,133,205

Net Assets	$915,666,106

Net Asset Value

Institutional — Based on net assets of $293,944,255 and 24,647,579 shares outstanding, unlimited shares authorized, $0.10 par value	$11.93

Investor A — Based on net assets of $411,573,135 and 34,583,387 shares outstanding, unlimited shares authorized, $0.10 par value	$11.90

Investor B — Based on net assets of $18,320,533 and 1,544,395 shares outstanding, unlimited shares authorized, $0.10 par value	$11.86

Investor C — Based on net assets of $182,756,191 and 15,477,931 shares outstanding, unlimited shares authorized, $0.10 par value	$11.81

Class R — Based on net assets of $9,071,992 and 765,638 shares outstanding, unlimited shares authorized, $0.10 par value	$11.85

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	21

Consolidated Statement of Operations

Year Ended October 31, 2010

Investment Income

Dividends	$17,846,177
Foreign taxes withheld	(778,517)
Interest	1,527,114
Securities lending — affiliated	25,194
Dividends — affiliated	40,260

Total income	18,660,228

Expenses

Investment advisory	7,098,148
Service — Investor A	1,012,720
Service and distribution — Investor B	203,557
Service and distribution — Investor C	1,863,724
Service and distribution — Class R	44,123
Transfer agent — Institutional	269,821
Transfer agent — Investor A	467,839
Transfer agent — Investor B	38,950
Transfer agent — Investor C	233,894
Transfer agent — Class R	32,685
Accounting services	284,525
Custodian	259,962
Printing	119,577
Professional	101,109
Registration	83,574
Officer and Trustees	37,159
Miscellaneous	82,698

Total expenses excluding dividend expense and interest expense	12,234,065
Dividend expense	32,551
Interest expense	2,533

Total expenses	12,269,149
Less fees waived by advisor	(157)
Less transfer agent fees waived and/or reimbursed — class specific	(7,478)

Total expenses after fees waived	12,261,514

Net investment income	6,398,714

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated (including $17,095 foreign capital gain tax)	(18,305,195)
Investments — affiliated	329,310
Financial futures contracts	360,200
Swaps	(112,678)
Options written and structured options	2,993,625
Foreign currency transactions	(2,757,761)
Short sales	(1,037,201)

(18,529,700)

Net change in unrealized appreciation/depreciation on:
Investments (including $274,101 deferred foreign capital gain credit)	129,941,164
Financial futures contracts	998,264
Swaps	485,703
Options written and structured options	(19,515)
Foreign currency transactions	185,635
Short sales	(102,279)

131,488,972

Total realized and unrealized gain	112,959,272

Net Increase in Net Assets Resulting from Operations	$119,357,986

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$6,398,714	$9,849,008
Net realized loss	(18,529,700)	(95,552,336)
Net change in unrealized appreciation/depreciation	131,488,972	219,020,093

Net increase in net assets resulting from operations	119,357,986	133,316,765

Dividends to Shareholders From

Net investment income:
Institutional	(3,261,943)	(3,396,666)
Investor A	(4,532,026)	(4,166,448)
Investor B	(32,962)	—
Investor C	(702,547)	(259,368)
Class R	(70,591)	(50,535)

Decrease in net assets resulting from dividends to shareholders	(8,600,069)	(7,873,017)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(49,824,686)	(101,000,488)

Redemption Fee

Redemption fee	7,313	23,559

Net Assets

Total increase in net assets	60,940,544	24,466,819
Beginning of year	854,725,562	830,258,743

End of year	$915,666,106	$854,725,562

Undistributed net investment income	$4,246,183	$8,000,506

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	23

Financial Highlights

	Institutional					Investor A

					Period Nov. 4, 2005[1] to October 31, 2006					Period Nov. 4, 2005[1] to October 31, 2006
	Year Ended October 31,					Year Ended October 31,

	2010 (Consolidated)	2009 (Consolidated)				2010 (Consolidated)	2009 (Consolidated)
			2008	2007				2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.52	$8.98	$15.11	$12.03	$10.00	$10.50	$8.96	$15.08	$12.00	$10.00

Net investment income[2]	0.12	0.15	0.15	0.13	0.12	0.09	0.12	0.11	0.10	0.10
Net realized and unrealized gain (loss)[3]	1.44	1.52	(5.60)	3.59	1.93	1.43	1.52	(5.57)	3.59	1.92

Net increase (decrease) from investment operations	1.56	1.67	(5.45)	3.72	2.05	1.52	1.64	(5.46)	3.69	2.02

Dividends and distributions from:
Net investment income	(0.15)	(0.13)	(0.11)	(0.19)	(0.02)	(0.12)	(0.10)	(0.09)	(0.16)	(0.02)
Net realized gain	—	—	(0.57)	(0.45)	—	—	—	(0.57)	(0.45)	—

Total dividends and distributions	(0.15)	(0.13)	(0.68)	(0.64)	(0.02)	(0.12)	(0.10)	(0.66)	(0.61)	(0.02)

Net asset value, end of period	$11.93	$10.52	$8.98	$15.11	$12.03	$11.90	$10.50	$8.96	$15.08	$12.00

Total Investment Return[4]

Based on net asset value	14.92%	18.98%	(37.62)%	32.17%	20.51%[5,6]	14.57%	18.58%	(37.74)%	31.84%	20.21%[5,6]

Ratios to Average Net Assets

Total expenses	1.01%	1.07%	1.12%	1.04%	1.26%[7]	1.28%	1.34%	1.38%	1.29%	1.51%[7]

Total expenses after fees waived	1.01%	1.04%	1.09%	1.04%	1.26%[7]	1.28%	1.30%	1.35%	1.29%	1.51%[7]

Total expenses after fees waived, excluding reorganization expenses and dividend expense	1.01%	1.02%	0.99%	1.02%	1.26%[7]	1.27%	1.27%	1.25%	1.27%	1.51%[7]

Net investment income	1.09%	1.62%	1.13%	1.09%	1.14%[7]	0.82%	1.37%	0.88%	0.83%	0.93%[7]

Supplemental Data

Net assets, end of period (000)	$293,944	$235,264	$233,081	$383,601	$107,419	$411,573	$400,668	$372,188	$648,402	$66,714

Portfolio turnover	32%	35%	66%	35%	38%	32%	35%	66%	35%	38%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.03%.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Financial Highlights (continued)

	Investor B					Investor C

					Period Nov. 4, 2005[1] to October 31, 2006					Period Nov. 4, 2005[1] to October 31, 2006
	Year Ended October 31,					Year Ended October 31,

	2010 (Consolidated)	2009 (Consolidated)	2008	2007		2010 (Consolidated)	2009 (Consolidated)	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$10.45	$8.88	$14.98	$11.91	$10.00	$10.42	$8.87	$14.97	$11.92	$10.00

Net investment income (loss)[2]	(0.00)[3]	0.05	0.01	0.01	0.02	0.01	0.06	0.01	0.01	0.02
Net realized and unrealized gain (loss)[4]	1.43	1.52	(5.54)	3.55	1.91	1.42	1.50	(5.52)	3.55	1.92

Net increase (decrease) from investment operations	1.43	1.57	(5.53)	3.56	1.93	1.43	1.56	(5.51)	3.56	1.94

Dividends and distributions from:
Net investment income	(0.02)	—	(0.00)[3]	(0.04)	(0.02)	(0.04)	(0.01)	(0.02)	(0.06)	(0.02)
Net realized gain	—	—	(0.57)	(0.45)	—	—	—	(0.57)	(0.45)	—

Total dividends and distributions	(0.02)	—	(0.57)	(0.49)	(0.02)	(0.04)	(0.01)	(0.59)	(0.51)	(0.02)

Net asset value, end of period	$11.86	$10.45	$8.88	$14.98	$11.91	$11.81	$10.42	$8.87	$14.97	$11.92

Total Investment Return[5]

Based on net asset value	13.66%	17.68%	(38.24)%	30.76%	19.31%[6,7]	13.75%	17.64%	(38.20)%	30.76%	19.41%[6,7]

Ratios to Average Net Assets

Total expenses	2.11%	2.22%	2.21%	2.11%	2.27%[8]	2.04%	2.10%	2.14%	2.07%	2.27%[8]

Total expenses after fees waived	2.11%	2.08%	2.15%	2.09%	2.27%[8]	2.04%	2.07%	2.11%	2.07%	2.27%[8]

Total expenses after fees waived, excluding reorganization expenses and dividend expense	2.10%	2.06%	2.05%	2.07%	2.27%[8]	2.04%	2.05%	2.01%	2.05%	2.27%[8]

Net investment income (loss)	(0.01)%	0.51%	0.05%	0.09%	0.18%[8]	0.06%	0.64%	0.12%	0.08%	0.16%[8]

Supplemental Data

Net assets, end of period (000)	$18,321	$22,889	$34,682	$84,465	$18,395	$182,756	$187,335	$183,125	$305,241	$103,167

Portfolio turnover	32%	35%	66%	35%	38%	32%	35%	66%	35%	38%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Includes a redemption fee, which is less than $0.01 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.03%.

[7]	Aggregate total investment return.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	25

Financial Highlights (concluded)

	Class R

				Period March 1, 2007[1] to October 31, 2007
	Year Ended October 31,

	2010 (Consolidated)	2009 (Consolidated)	2008

Per Share Operating Performance

Net asset value, beginning of period	$10.46	$8.92	$15.04	$12.41

Net investment income[2]	0.04	0.09	0.08	0.04
Net realized and unrealized gain (loss)[3]	1.44	1.51	(5.57)	2.82

Net increase (decrease) from investment operations	1.48	1.60	(5.49)	2.86

Dividends and distributions from:
Net investment income	(0.09)	(0.06)	(0.06)	(0.02)
Net realized gain	—	—	(0.57)	(0.21)

Total dividends and distributions	(0.09)	(0.06)	(0.63)	(0.23)

Net asset value, end of period	$11.85	$10.46	$8.92	$15.04

Total Investment Return[4]

Based on net asset value	14.20%	18.16%	(37.95)%	23.36%[5]

Ratios to Average Net Assets

Total expenses	1.78%	1.93%	1.92%	1.67%[6]

Total expenses after fees waived and/or reimbursed	1.70%	1.62%	1.64%	1.55%[6]

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	1.69%	1.60%	1.54%	1.54%[6]

Net investment income	0.40%	1.02%	0.60%	0.53%[6]

Supplemental Data

Net assets, end of period (000)	$9,072	$8,570	$7,183	$10,914

Portfolio turnover	32%	35%	66%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Dynamic Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Dynamic Equity Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary allows the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“the SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	27

Notes to Consolidated Financial Statements (continued)

number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

28	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund is entitled to dividends and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended October 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instruments or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	29

Notes to Consolidated Financial Statements (continued)

Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which they trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counter-party certain derivative financial instrument’s payables and/or receivables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style

30	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Consolidated Statement of Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of October 31, 2010

	Asset Derivatives		Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$170,359	Unrealized depreciation on foreign currency exchange contracts	$537,761
Equity contracts	Net realized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**; Structured options at value	2,228,595	Net realized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	2,148,130

Total		$2,398,954		$2,685,891

*

Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	31

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Instruments on the Consolidated Statement of Operations Year Ended October 31, 2010

	Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions	Total

Foreign currency transactions	—	—	—	$(2,719,974)	$(2,719,974)
Equity contracts	$360,200	$(112,678)	$684,083	—	931,605

Total	$360,200	$(112,678)	$684,083	$(2,719,974)	$(1,788,369)

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions	Total

Foreign currency transactions	—	—	—	$147,688	$147,688
Equity contracts	$998,264	$485,703	$511,510	—	1,995,477

Total	$998,264	$485,703	$511,510	$147,688	$2,143,165

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts	388
Average number of contracts sold	41
Average notional value of contracts purchased	$32,516,439
Average notional value of contracts sold	$3,154,968
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	9
Average number of contracts — US dollars sold	9
Average US dollar amounts purchased	$16,933,202
Average US dollar amounts sold	$29,775,667
Options:
Average number of contracts purchased	2,351,966
Average number of contracts sold	4,390
Average notional value of contracts purchased	$9,082,494
Average notional value of contracts sold	$13,523,827
Structured options:
Average number of units	21,334
Average notional value	$9,182
Total return swaps:
Average number of contracts	7
Average notional value	$17,249,248

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. These amounts are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. The expense limitations as a percentage of net assets are as follows: 1.15% for Institutional, 1.43% for Investor A, 2.29% for Investor B and Investor C, and 1.70% for Class R Shares. For the year ended October 31, 2010, the Fund waived and/or reimbursed $7,478 for Class R.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Consolidated Statement of Operations.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets in the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL

32	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended October 31, 2010, the Fund reimbursed the Manager $16,766 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $20,735. For the year ended October 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$46,074
Investor C	13,367

Furthermore, affiliates received contingent deferred sales charges of $3,930 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc.(formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent for the Fund. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets. For the year ended October 31, 2010, the Fund paid $50,244 to affiliates in return for these services, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations.

Institutional	$1,671
Investor A	7,578
Investor B	429
Investor C	3,173
Class R	79

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Consolidated Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the year ended October 31, 2010, BIM received $6,279 in securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities and US government securities for the year ended October 31, 2010, were $268,579,082 and $301,497,400, respectively.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	33

Notes to Consolidated Financial Statements (continued)

Purchases and sales of US government securities for the year ended October 31, 2010, were $0 and $10,525,000, respectively.

Transactions in options written for the year ended October 31, 2010, were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	5,797	$1,800,657	39	$119,238
Options written	8,523	2,005,712	4,326	821,829
Options closed	(4,462)	(1,190,998)	(30)	(16,916)
Options expired	(3,207)	(476,877)	(566)	(627,619)
Options exercised	(3,566)	(1,328,064)	—	—

Outstanding options, end of year	3,085	$810,430	3,769	$296,532

As of October 31, 2010, the value of portfolio securities subject to covered call options written was $15,150,123.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Consolidated Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Consolidated Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended October 31, 2010.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of October 31, 2010, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Oil & Gas	12%
Metals & Mining	10
Pharmaceuticals	6
Commercial Services & Supplies	5
Diversified Financial Services	5
Other*	62

*	All other industries held were each less than 5% of long-term investments.

7. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2010 attributable to foreign currency transactions, the accounting for swap agreements, the classification of investments, income recognized from pass-through entities and the characterization of expenses were reclassified to the following accounts:

Undistributed net investment income	$(1,552,968)
Accumulated net realized loss	$1,552,968

34	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Notes to Consolidated Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 was as follows:

	10/31/10	10/31/09

Ordinary income	$8,600,069	$7,873,017

Total distributions	$8,600,069	$7,873,017

As of October 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$5,501,597
Capital loss carryforwards	(136,197,746)
Net unrealized gains*	119,914,814

Total	$(10,781,335)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and other temporary differences.

As of October 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires October 31,

2016	$27,238,357
2017	94,871,662
2018	14,087,727

Total	$136,197,746

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	12,298,920	$137,503,835	8,875,662	$80,384,829
Shares issued to shareholders in reinvestment of dividends and distributions	239,148	2,629,331	337,132	2,861,149

Total issued	12,538,068	140,133,166	9,212,794	83,245,978
Shares redeemed	(10,262,879)	(115,072,751)	(12,783,656)	(114,302,301)

Net increase (decrease)	2,275,189	$25,060,415	(3,570,862)	$(31,056,323)

Investor A

Shares sold and automatic conversion of shares	3,546,439	$39,534,192	6,494,719	$57,518,004
Shares issued to shareholders in reinvestment of dividends and distributions	350,502	3,858,818	416,908	3,543,430

Total issued	3,896,941	43,393,010	6,911,627	61,061,434
Shares redeemed	(7,486,022)	(83,062,720)	(10,289,524)	(92,243,229)

Net decrease	(3,589,081)	$(39,669,710)	(3,377,897)	$(31,181,795)

Investor B

Shares sold	46,120	$515,307	314,236	$2,735,958
Shares issued to shareholders in reinvestment of dividends and distributions	2,560	28,290	—	—

Total issued	48,680	543,597	314,236	2,735,958
Shares redeemed	(694,692)	(7,745,456)	(2,028,467)	(17,809,343)

Net decrease	(646,012)	$(7,201,859)	(1,714,231)	$(15,073,385)

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	35

Notes to Consolidated Financial Statements (concluded)

	Year Ended October 31, 2010		Year Ended October 31, 2009

	Shares	Amount	Shares	Amount

Investor C

Shares sold	1,489,986	$16,585,895	5,032,240	$43,539,391
Shares issued to shareholders in reinvestment of dividends and distributions	54,761	601,772	26,345	223,644

Total issued	1,544,747	17,187,667	5,058,585	43,763,035
Shares redeemed	(4,050,067)	(44,611,935)	(7,729,725)	(67,568,381)

Net decrease	(2,505,320)	$(27,424,268)	(2,671,140)	$(23,805,346)

Class R

Shares sold	241,868	$2,690,293	377,253	$3,318,420

Shares issued to shareholders in reinvestment of dividends and distributions	6,337	69,710	5,891	50,082

Total issued	248,205	2,760,003	383,144	3,368,502
Shares redeemed	(301,555)	(3,349,267)	(369,339)	(3,252,141)

Net increase (decrease)	(53,350)	$(589,264)	13,805	$116,361

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on December 21, 2010 to shareholders of record on December 17, 2010:

Dividend Per Share

Institutional	$0.121044
Investor A	$0.088139
Class R	$0.041403

36	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Global Dynamic Equity Fund:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Dynamic Equity Fund and subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dynamic Equity Fund and subsidiary as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 29, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Global Dynamic Equity Fund during the fiscal year ended October 31, 2010.

Payable Date	December 21, 2009

Qualified Dividend Income for Individuals†	100.00%
Dividends Qualifying for the Dividend Received† Deduction for Corporations	93.02%
Federal Obligation Interest*	2.26%

†	The Fund hereby designates the percentage indicated above or maximum amount allowable by law.

*

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Dynamic Equity Fund (the “Fund”) met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

38	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Fund ranked in the fourth, first and first quartiles against its Customized Lipper Peer Group for the one-year, three-year and since inception periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s contractual management fee rate (a combination of the advisory fee rate and the administration fee rate) was reasonable relative to the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client

40	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	41

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007

Trustee and member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

42	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 98 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2005	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2005; Roberta Cooper Ramo since 1999; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	43

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Trustees[1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				169 RICs consisting of 290 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-Head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 98 Portfolios	BlackRock, Inc. (financial services)

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 290 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

44	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

	[1]	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	45

Officers and Trustees (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

BlackRock International Limited
Edinburgh, EH3 8JB
United Kingdom

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Providence, RI 02940

Accounting Agent
State Street Bank
and Trust Company
Princeton, NJ 08540

Distributor
BlackRock
Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund.

46	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	47

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#GDE-10/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Dynamic Equity Fund	$30,800	$30,800	$0	$0	$6,100	$16,634	$197	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Dynamic Equity Fund	$17,074	$420,162

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Dynamic Equity Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Global Dynamic Equity Fund

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Dynamic Equity Fund

Date: January 5, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Dynamic Equity Fund

Date: January 5, 2011